Name                                       Dated           Signatory
---------------------------------------    ------------    ----------
Southshore Capital, Ltd.                   Aug.  , 1999
Assigned to Parkdale LLC *                 Nov. 5, 1999    Navigator Management Ltd.

*    This document has been filed.

                          REGISTRATION RIGHTS AGREEMENT

         THIS REGISTRATION RIGHTS AGREEMENT, dated as of August 11, 1999, ("this Agreement"), is made by and between SWISSRAY INTERNATIONAL, INC. a New York corporation (the "Company"), and the person named on the signature page hereto (the "Initial Investor").

                              W I T N E S S E T H:

         WHEREAS, upon the terms and subject to the conditions of the Contingent Subscription Agreement, dated as of August 11, 1999, between the Initial Investor and the Company (the "Subscription Agreement"), the Company has agreed to issue and sell to the Initial Investor 5% Convertible Debentures of the Company (the "Debentures"), which will be convertible into shares of the common stock, $.01 par value (the "Common Stock"), of the Company (the "Conversion Shares") upon the terms and subject to the conditions of such Debentures; and

         WHEREAS, to induce the Initial Investor to execute and deliver the Subscription Agreement, the Company has agreed to provide certain registration rights under the Securities Act of 1933, as amended, and the rules and regulations thereunder, or any similar successor statute (collectively, the "Securities Act"), and applicable state securities laws with respect to the Conversion Shares;

         NOW, THEREFORE, in consideration of the premises and the mutual covenants contained herein and other good and valuable consideration, the receipt and sufficiency of which are hereby acknowledged, the Company and the Initial Investor hereby agrees as follows:

         I.       Definitions.

         (a) As   used  in  this  Agreement, the  following terms shall have the following meaning:

         (i)     "Due Date" means August 23, 1999.

         (ii) "Investor" means the Initial Investor and any transferee or assignee who agrees to become bound by the provisions of this Agreement in accordance with Section 9 hereof.

         (iii) "Register," "Registered" and "Registration" refer to a registration effected by preparing and filing a Registration Statement or Statements in compliance with the Securities Act and pursuant to Rule 415 under the Securities Act or any successor rule providing for offering securities on a continuous basis ("Rule 415"), and the declaration or ordering of effectiveness of such Registration Statement by the United States Securities and Exchange Commission (the "SEC").

         (iv)    "Registrable Securities" means the Conversion Shares.

         (v) "Registration Statement" means a registration statement of the Company under the Securities Act.

         (b) As used in this Agreement, the term Investor includes (i) each Investor (as defined above) and (ii) each person who is a permitted transferee or assignee of the Registrable Securities pursuant to Section 9 of this Agreement.

         (c) Capitalized terms used herein and not otherwise defined herein shall have the respective meanings set forth in the Subscription Agreement.

         2.       Registration.

         (a) Mandatory Registration. The Company shall prepare and file with the SEC, no later than forty-five (45) calendar days after the Due Date, a Registration Statement covering 200% of the number of shares of Common Stock for the Initial Investors into which the $1,148,400 of Debentures, plus accrued interest, in the total offering would be convertible. In the event the Registration Statement is not filed within forty-five (45) calendar days after the Due Date, then in such event the Company shall pay the Investor 2% of the face amount of each Debenture for each 30 day period, or portion thereof, after forty-five (45) calendar days following the Due Date that the Registration Statement is not filed. The Investor is also granted Piggy-back registration rights on any other Registration Statement filings made by the Company exclusive of Registration Statements on Form S-8 and so long as permissible under the Securities Act. Such Registration Statement shall state that, in accordance with the Securities Act, it also covers such indeterminate number of additional shares of Common Stock as may become issuable to prevent dilution resulting from Stock splits, or stock dividends. If at any time the number of shares of Common Stock into which the Debenture(s) may be converted exceeds the aggregate number of shares of Common Stock then registered, the Company shall, within ten (10) business days after receipt of written notice from any Investor, either (i) amend the Registration Statement filed by the Company pursuant to the preceding sentence, if such Registration Statement has not been declared effective by the SEC at that time, to register all shares of Common Stock into which the Debenture(s) may be converted, or (ii) if such Registration Statement has been declared effective by the SEC at that time, file with the SEC an additional Registration Statement on such form as is applicable to register the shares of Common Stock into which the Debenture may be converted that exceed the aggregate number of shares of Common Stock already registered which new Registration Statement shall be filed within 45 days. The above damages shall continue until the obligation is fulfilled and shall be paid within 5 business days after each 30 day period, or portion thereof, until the Registration Statement is filed. Failure of the Company to make payment within said 5 business days shall be considered a default.

         The Company acknowledges that its failure to file with the SEC, said Registration Statement no later than forty-five (45) calendar days after the Due Date will cause the Initial Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to qualify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement, the Subscription Agreement and the Debenture.

         (b) Underwritten Offering. If any offering pursuant to a Registration Statement pursuant to Section 2(a) hereof involves an underwritten offering, the Investors acting by majority in interest of the Registrable Securities subject to such underwritten offering shall have the right to select one legal counsel to represent their interests, and an investment banker or bankers and manager or managers to administer the offering, which investment banker or bankers or manager or managers shall be reasonably satisfactory to the Company. The Investors who hold the Registrable Securities to be included in such underwriting shall pay all underwriting discounts and commissions and other fees and expenses of such investment banker or bankers and manager or managers so selected in accordance with this Section 2(b) (other than fees and expenses relating to registration of Registrable Securities under federal or state securities laws, which are payable by the Company pursuant to Section 5 hereof) with respect to their Registrable Securities and the fees and expenses of such legal counsel so selected by the Investors.

         (c) Payment by the Company. If the Registration Statement covering the Registrable Securities required to be filed by the Company pursuant to Section 2(a) hereof is not declared effective within one hundred twenty (120) calendar days following the Due Date, then the Company shall pay the Initial Investor 2% of the purchase price paid by the Initial Investor for the Registrable Securities pursuant to the Subscription Agreement for every thirty day period, or portion thereof, following the one hundred twenty (120) calendar day period until the Registration Statement is declared effective. Notwithstanding the foregoing, the amounts payable by the Company pursuant to this provision shall not be payable to the extent any delay in the effectiveness of the Registration Statement occurs because of an act of, or a failure to act or to act timely by the Initial Investor or its counsel. The above damages shall continue until the obligation is fulfilled and shall be paid within 5 business days after each 30 day period, or portion thereof, until the Registration Statement is declared effective. Failure of the Company to make payment within said 5 business days shall be considered a default.

         The Company acknowledges that its failure to have the Registration Statement declared effective within said one hundred twenty (120) calendar day period following the Due Date, will cause the Initial Investor to suffer damages in an amount that will be difficult to ascertain. Accordingly, the parties agree that it is appropriate to include in this Agreement a provision for liquidated damages. The parties acknowledge and agree that the liquidated damages provision set forth in this section represents the parties' good faith effort to quantify such damages and, as such, agree that the form and amount of such liquidated damages are reasonable and will not constitute a penalty. The payment of liquidated damages shall not relieve the Company from its obligations to register the Common Stock and deliver the Common Stock pursuant to the terms of this Agreement, the Subscription Agreement and the Debenture.

         3. Obligation of the Company. In connection with the registration of the Registrable Securities, the Company shall do each of the following:

         (a) Prepare promptly, and file with the SEC within forty-five (45) days of the Due Date, a Registration Statement with respect to not less than the number of Registrable Securities provided in Section 2(a), above, and thereafter use its best efforts to cause such Registration Statement relating to Registrable Securities to become effective the earlier of (i) five business days after notice from the Securities and Exchange Commission that the Registration Statement may be declared effective, or (b) one hundred twenty (120) days after the Due Date, and keep the Registration Statement effective at all times until the earliest (the "Registration Period") of (i) the date that is two years after the Due Date (ii) the date when the Investors may sell all Registrable Securities under Rule 144 or (iii) the date the Investors no longer own any of the Registrable Securities, which Registration Statement (including any amendments or supplements thereto and prospectuses contained therein) shall not contain any untrue statement of a material fact or omit to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances in which they were made, not misleading;

         (b) Prepare and file with the SEC such amendments (including post-effective amendments) and supplements to the Registration Statement and the prospectus used in connection with the Registration Statement as may be necessary to keep the Registration effective at all times during the Registration Period, and, during the Registration Period, comply with the provisions of the Securities Act with respect to the disposition of all Registrable Securities of the Company covered by the Registration Statement until such time as all of such Registrable Securities have been disposed of in accordance with the intended methods of disposition by the seller or sellers thereof as set forth in the Registration Statement;

         (c) Furnish to each Investor whose Registrable Securities are included in the Registration Statement and its legal counsel identified to the Company,
(i) promptly after the same is prepared and publicly distributed, filed with the SEC, or received by the Company, one (1) copy of the Registration Statement, each preliminary prospectus and prospectus, and each amendment or supplement thereto, and (ii) such number of copies of a prospectus, including a preliminary prospectus, and all amendments and supplements thereto and such other documents, as such Investor may reasonably request in order to facilitate the disposition of the Registrable Securities owned by such Investor;

         (d) Use reasonable efforts to (i) register and qualify the Registrable Securities covered by the Registration Statement under such other securities or blue sky laws of such jurisdictions as the Investors who hold a majority in interest of the Registrable Securities being offered reasonably request and in which significant volumes of shares of Common Stock are traded, (ii) prepare and file in those jurisdictions such amendments (including post-effective amendments) and supplements to such registrations and qualifications as may be necessary to maintain the effectiveness thereof at all times during the Registration Period, (iii) take such other actions as may be necessary to maintain such registrations and qualification in effect at all times during the Registration Period, and (iv) take all other actions reasonably necessary or advisable to qualify the Registrable Securities for sale in such jurisdictions: provided, however, that the Company shall not be required in connection therewith or as a condition thereto to (A) qualify to do business in any jurisdiction where it would not otherwise be required to qualify but for this
Section 3(d), (B) subject itself to general  taxation in any such  jurisdiction,
(C) file a general consent to service of process in any such jurisdiction, (D) provide any undertakings that cause more than nominal expense or burden to the Company or (E) make any change in its articles of incorporation or by-laws or any then existing contracts, which in each case the Board of Directors of the Company determines to be contrary to the best interests of the Company and its stockholders;

         (e) As promptly as practicable after becoming aware of such event, notify each Investor of the happening of any event of which the Company has knowledge, as a result of which the prospectus included in the Registration Statement, as then in effect, includes any untrue statement of a material fact or omits to state a material fact required to be stated therein or necessary to make the statements therein, in light of the circumstances under which they were made, not misleading, and uses its best efforts promptly to prepare a supplement or amendment to the Registration Statement or other appropriate filing with the SEC to correct such untrue statement or omission, and deliver a number of copies of such supplement or amendment to each Investor as such Investor may reasonably request;

         (f) As promptly as practicable after becoming aware of such event, notify each Investor who holds Registrable Securities being sold (or, in the event of an underwritten offering, the managing underwriters) of the issuance by the SEC of any notice of effectiveness or any stop order or other suspension of the effectiveness of the Registration Statement at the earliest possible time;

         (g) Use its commercially reasonable efforts, if eligible, either to (i) cause all the Registrable Securities covered by the Registration Statement to be listed on a national securities exchange and on each additional national securities exchange on which securities of the same class or series issued by the Company are then listed, if any, if the listing of such Registrable Securities is then permitted under the rules of such exchange, or (ii) secure designation of all the Registrable Securities covered by the Registration Statement as a National Association of Securities Dealers Automated Quotations System ("NASDAQ") "Small Capitalization" within the meaning of Rule 11Aa2-1 of the SEC under the Securities Exchange Act of 1934, as amended (the "Exchange Act"), and the quotation of the Registrable Securities on the The Nasdaq Stock Market or if, despite the Company's commercially reasonable efforts to satisfy the preceding clause (i) or (ii), the Company is unsuccessful in doing so, to secure NASD authorization and quotation for such Registrable Securities on the over-the-counter bulletin board and, without limiting the generality of the foregoing, to arrange for at least two market makers to register with the National Association of Securities Dealers, Inc. ("NASD") as such with respect to such registrable securities;

         (h) Provide a transfer agent for the Registrable Securities not later than the effective date of the Registration Statement;

         (i) Cooperate with the Investors who hold Registrable Securities being offered to facilitate the timely preparation and delivery of certificates for the Registrable Securities to be offered pursuant to the Registration Statement and enable such certificates for the Registrable Securities to be in such denominations or amounts as the case may be, as the Investors may reasonably request and registration in such names as the Investors may request; and, within five (5) business days after a Registration Statement which includes Registrable Securities is ordered effective by the SEC, the Company shall deliver, and shall cause legal counsel selected by the Company to deliver, to the transfer agent for the Registrable Securities (with copies to the Investors whose Registrable Securities are included in such Registration Statement) a form of appropriate instruction and opinion of such counsel acceptable for use for each conversion; and

         (j) Take all other reasonable actions necessary to expedite and facilitate distribution to the Investor of the Registrable Securities pursuant to the Registration Statement.

         4.       Obligations  of  the  Investors.  In   connection   with   the
registration of the Registrable Securities, the Investors shall have the following obligations;

         (a) It shall be a condition precedent to the obligations of the Company to complete the registration pursuant to this Agreement with respect to the Registrable Securities of a particular Investor that such Investor shall timely furnish to the Company such information regarding itself, the Registrable Securities held by it, and the intended method of disposition of the Registrable Securities held by it, as shall be reasonably required to effect the registration of such Registrable Securities and shall timely execute such documents in connection with such registration as the Company may reasonably request. At least five (5) days prior to the first anticipated filing date of the Registration Statement, the Company shall notify each Investor of the information the Company requires from each such Investor (the "Requested Information") if such Investor elects to have any of such Investor's Registrable Securities included in the Registration Statement. If at least two (2) business days prior to the filing date the Company has not received the Requested Information from an Investor (a "Non-Responsive Investor"), then the Company may file the Registration Statement without including Registrable Securities of such Non-Responsive Investor;

         (b) Each Investor by such Investor's acceptance of the Registrable Securities agrees to cooperate with the Company as reasonably requested by the Company in connection with the preparation and filing of the Registration Statement hereunder, unless such Investor has notified the Company in writing of such Investor's election to exclude all of such Investor's Registrable Securities from the Registration Statement; and

         (c) Each Investor agrees that, upon receipt of any notice from the Company of the happening of any event of the kind described in Section 3(e) or 3(f), above, such Investor will immediately discontinue disposition of Registrable Securities pursuant to the Registration Statement covering such Registrable Securities until such Investor's receipt of the copies of the supplemented or amended prospectus contemplated by Section 3(e) or 3(f) and, if so directed by the Company, such investor shall deliver to the Company (at the expense of the Company) or destroy (and deliver to the Company a certificate of destruction) all copies in such Investor's possession, of the prospectus covering such Registrable Securities current at the time of receipt of such notice.

         5.  Expenses  of  Registration.  All  reasonable  expenses,  other than underwriting discounts and commissions incurred in connection with registrations, filing or qualifications pursuant to Section 3, but including, without limitations, all registration, listing, and qualifications fees, printers and accounting fees, the fees and disbursements of counsel for the Company, shall be borne by the Company.

         6. Indemnification. In the event any Registrable Securities are included in a Registration Statement under this Agreement:

         (a) To the extent permitted by law, the Company will indemnify and hold harmless each Investor who holds such Registrable Securities, the directors, if any, of such Investor, the officers, if any, of such Investor, each person, if any, who controls any Investor within the meaning of the Securities Act or the Exchange Act (each, an "Indemnified Person"), against any losses, claims, damages, liabilities or expenses (joint or several) incurred (collectively, "Claims") to which any of them may become subject under the Securities Act, the Exchange Act or otherwise, insofar as such Claims (or actions or proceedings, whether commenced or threatened, in respect thereof) arise out of or are based upon any of the following statements, omissions or violations of the
Registration Statement or any post-effective amendment thereof, or any prospectus included therein: (i) any untrue statement or alleged untrue statement of a material fact contained in the Registration Statement or any post-effective amendment thereof or any prospectus included therein or the omission or alleged omission to state therein a material fact required to be stated therein or necessary to make the statements therein not misleading, (ii) any untrue statement or alleged untrue statement of a material fact contained in any preliminary prospectus if used prior to the effective date of such
Registration Statement, or contained in the final prospectus (as amended or supplemented, if the Company files any amendment thereof or supplement thereto with the SEC) or the omission or alleged omission to state therein any material fact necessary to make the statements made therein, in light of the circumstances under which the statements therein were made, not misleading or
(iii) any violation or alleged violation by the Company of the Securities Act, the Exchange Act, any state securities law or any rule or regulation under the Securities Act, the Exchange Act or any state securities law (the matters in the foregoing clauses (i) through (iii) being, collectively, "Violations"). The Company shall reimburse the Investors, promptly as such expenses are incurred and are due and payable, for any reasonable legal fees or other reasonable expenses incurred by them in connection with investigating or defending any such Claim. Notwithstanding anything to the contrary contained herein, the indemnification agreement contained in this Section 6(a) shall not (i) apply to a Claim arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company by or on behalf of any Indemnified Person expressly for use in connection with the preparation of the Registration Statement or any such amendment thereof or supplement thereto, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (ii) with respect to any preliminary prospectus, inure to the benefit of any such person from whom the person asserting any such Claim purchased the Registrable Securities that are the subject thereof (or to the benefit of any person controlling such person) if the untrue statement or omission of material fact contained in the preliminary prospectus was corrected in the prospectus, as then amended or supplemented, if such prospectus was timely made available by the Company pursuant to Section 3(b) hereof; (iii) be available to the extent such Claim is based on a failure of the Investor to deliver or cause to be delivered the prospectus made available by the Company; or (iv) apply to amounts paid in settlement of any Claim if such settlement is effected without the prior written consent of the Company, which consent shall not be unreasonably withheld. Each Investor will indemnify the Company, its officers, directors and agents (including Counsel) against any claims arising out of or based upon a Violation which occurs in reliance upon and in conformity with information furnished in writing to the Company, by or on behalf of such Investor, expressly for use in connection with the preparation of the Registration Statement, subject to such limitations and conditions as are applicable to the Indemnification provided by the Company to this Section 6. Such indemnity shall remain in full force and effect regardless of any investigation made by or on behalf of the Indemnified Person and shall survive the transfer of the Registrable Securities by the Investors pursuant to
Section 9.

         (b) Promptly after receipt by an Indemnified Person or Indemnified Party under this Section 6 of notice of the commencement of any action (including any governmental action), such Indemnified Person or Indemnified Party shall, if a Claim in respect thereof is to be made against any indemnifying party under this Section 6, deliver to the indemnifying party a written notice of the commencement thereof and the indemnifying party shall have the right to participate in, and, to the extent the indemnifying party so desires, jointly with any other indemnifying party similarly noticed, to assume control of the defense thereof with counsel mutually satisfactory to the indemnifying party and the Indemnified Person or the Indemnified Party, as the case may be; provided, however, that an Indemnified Person or Indemnified Party shall have the right to retain its own counsel with the reasonable fees and expenses to be paid by the indemnifying party, if, in the reasonable opinion of counsel retained by the indemnifying party, the representation by such counsel of the Indemnified Person or Indemnified Party and the indemnifying party would be inappropriate due to actual or potential differing interests between such Indemnified Person or Indemnified Party and any other party represented by such counsel in such proceeding. In such event, the Company shall pay for only one separate legal counsel for the Investors; such legal counsel shall be selected by the Investors holding a majority in interest of the Registrable Securities included in the Registration Statement to which the Claim relates. The failure to deliver written notice to the indemnifying party within a reasonable time of the commencement of any such action shall not relieve such indemnifying party of any liability to the Indemnified Person or Indemnified Party under this Section 6, except to the extent that the indemnifying party is prejudiced in its ability to defend such action. The indemnification required by this Section 6 shall be made by periodic payments of the amount thereof during the course of the investigation or defense, as such expense, loss, damage or liability is incurred and is due and payable.

         7. Contribution. To the extent any indemnification by an indemnifying party is prohibited or limited by law, the indemnifying party agrees to make the maximum contribution with respect to any amounts for which it would otherwise be liable under Section 6 to the fullest extent permitted by law; provided, however, that (a) no contribution shall be made under circumstances where the maker would not have been liable for indemnification under the fault standards set forth in Section 6; (b) no seller of Registrable Securities guilty of fraudulent misrepresentation (within the meaning of Section 11(f) of the Securities Act) shall be entitled to contribution from any seller of Registrable Securities who was not guilty of such fraudulent misrepresentation; and (c) contribution by any seller of Registrable Securities shall be limited in amount to the net amount of proceeds received by such seller from the sale of such Registrable Securities.

         8. Reports under Exchange Act. With a view to making available to the Investors the benefits of Rule 144 promulgated under the Securities Act or any other similar rule or regulation of the SEC that may at any time permit the Investors to sell securities of the Company to the public without registration ("Rule 144"), the Company agrees to use its reasonable best efforts to:

         (a) make and keep public information available, as those terms are understood and defined in Rule 144;

         (b) file with the SEC in a timely manner all reports and other documents required of the Company under the Securities Act and the Exchange Act; and
         (c) furnish to each Investor so long as such Investor owns Registrable Securities, promptly upon request, (i) a written statement by the Company that it has complied with the reporting requirements of Rule 144, the Securities Act and the Exchange Act, (ii) a copy of the most recent annual or quarterly report of the Company and such other reports and documents so filed by the Company and
(iii) such other information as may be reasonably requested to permit the Investors to sell such securities pursuant to Rule 144 without registration.

         9. Assignment of the Registration Rights. The rights to have the Company register Registrable Securities pursuant to this Agreement shall be automatically assigned by the Investors to any transferee of in excess of fifty (50%) percent or more of the Registrable Securities (or all or any portion of any Debenture of the Company which is convertible into such securities) only if:
(a) the Investor agrees in writing with the transferee or assignee to assign such rights, and a copy of such agreement is furnished to the Company within a reasonable time after such assignment, (b) the Company is, within a reasonable time after such transfer or assignment, furnished with written notice of (i) the name and address of such transferee or assignee and (ii) the securities with respect to which such registration rights are being transferred or assigned, (c) immediately following such transfer or assignment the further disposition of such securities by the transferee or assignee is restricted under the Securities Act and applicable state securities laws, and (d) at or before the time the Company received the written notice contemplated by clause (b) of this sentence the transferee or assignee agrees in writing with the Company to be bound by all of the provisions contained herein. In the event of any delay in filing or effectiveness of the Registration Statement as a result of such assignment, the Company shall not be liable for any damages arising from such delay, or the payments set forth in Section 2(c) hereof.

         10. Amendment of Registration Rights. Any provision of this Agreement may be amended and the observance thereof may be waived (either generally or in a particular instance and either retroactively or prospectively), only with the written consent of the Company and investors who hold a majority in interest of the Registrable Securities. Any amendment or waiver effected in accordance with this Section 10 shall be binding upon each Investor and the Company.

         11.      Miscellaneous.

         (a) A  person  or  entity  is  deemed  to be a  holder  of  Registrable
Securities  whenever  such  person or entity  owns of  record  such  Registrable
Securities. If the Company received conflicting instructions, notices or elections from two or more persons or entities with respect to the same Registrable Securities, the Company shall act upon the basis of instructions, notice or election received from the registered owner of such Registrable Securities.

         (b) Notices required or permitted to be given hereunder shall be in writing and shall be deemed to be sufficiently given when personally delivered (by hand, by courier, by telephone line facsimile transmission, receipt confirmed, or other means) or sent by certified mail, return receipt requested, properly addressed and with proper postage pre-paid (i) if to the Company, SWISSRAY International, Inc., 200 East 32nd Street, Suite 34B, New York, New York 10016 with copy by fax and mail to Gary B. Wolff, P.C., 747 Third Avenue, 25th Floor, New York, NY 10017; (ii) if to the Initial Investor, at the address set forth under its name in the Subscription Agreement, with a copy to its designated attorney and (iii) if to any other Investor, at such address as such Investor shall have provided in writing to the Company, or at such other address as each such party furnishes by notice given in accordance with this Section 11(b), and shall be effective, when personally delivered, upon receipt and, when so sent by certified mail, four (4) business days after deposit with the United States Postal Service.

         (c) Failure of any party to exercise any right or remedy under this Agreement or otherwise, or delay by a party in exercising such right or remedy, shall not operate as a waiver thereof.

         (d) This Agreement shall be governed by and interpreted in accordance with the laws of the State of New York. Each of the parties consents to the jurisdiction of the state and federal courts of the State of New York in connection with any dispute arising under this Agreement and hereby waives, to the maximum extent permitted by law, any objection, including any objection based on forum non coveniens, to the bringing of any such proceeding in such jurisdictions. A facsimile transmission of this signed Agreement shall be legal and binding on all parties hereto. This Agreement may be signed in one or more counterparts, each of which shall be deemed an original. The headings of this Agreement are for convenience of reference and shall not form part of, or affect the interpretation of, this Agreement. If any provision of this Agreement shall be invalid or unenforceable in any jurisdiction, such invalidity or unenforceability shall not effect the validity or enforceability of the remainder of this Agreement or the validity or enforceability of this Agreement in any other jurisdiction. This Agreement may be amended only by an instrument in writing signed by the party to be charged with enforcement.


         (e) This Agreement constitutes the entire agreement among the parties hereto with respect to the subject matter hereof. There are no restrictions, promises, warranties or undertakings, other than those set forth or referred to herein. This Agreement supersedes all prior agreements and understandings among the parties hereto with respect to the subject matter hereof.

         (f) Subject to the requirements of Section 9 hereof, this Agreement shall inure to the benefit of and be binding upon the successors and assigns of each of the parties hereto.

         (g) All pronouns and any variations thereof refer to the masculine, feminine or neuter, singular or plural, as the context may require.

         (h) The headings in this Agreement are for convenience of reference only and shall not limit or otherwise affect the meaning thereof.

         (i) This Agreement may be executed in two or more counterparts, each of which shall be deemed an original but all of which shall constitute one and the same agreement. This Agreement, once executed by a party, may be delivered to the other party hereto by telephone line facsimile transmission of a copy of this Agreement bearing the signature of the party so delivering this Agreement.

                  (REMAINDER OF PAGE INTENTIONALLY LEFT BLANK)

         IN WITNESS WHEREOF, the parties have caused this Registration Rights Agreement to be duly executed by their respective officers thereunto duly authorized as of the day and year first above written.

                               SWISSRAY INTERNATIONAL, INC.


                           By: ____/s/ Ruedi G. Laupper___
                           Name: Ruedi G. Laupper
                           Title: Chairman and President




                           Parkdale LLC


                           By: ___/s/ Illegible_________________________________
                           Name: Navigator Management Ltd.
                           Title: Director